UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2005

LUXEMBURG BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-22471	39-1457904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Main Street Luxemburg, Wisconsin	54217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (920) 845-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 4, 2005, Luxemburg Bancshares, Inc. (“Luxemburg” or the “Company”) appointed Joseph Mauel as Chief Financial Officer, effective immediately.  John A. Slatky, the Company’s former interim Chief Financial Officer, will continue to serve as President and Chief Executive Officer of Luxemburg.

Mr. Mauel has served as Vice President – Internal Audit and Compliance and an Internal Auditor of the Company’s wholly owned subsidiary, Bank of Luxemburg (the “Bank”), since July 2003.  Prior to joining the Bank, Mr. Mauel served as a Fund Compliance Officer for U.S. Bank from September 2001 until July 2003, and Director of Variable Product Accounting for Aid Association for Lutherans from 1994 until September 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2005	LUXEMBURG BANCSHARES, INC.

By: /s/ John A. Slatky
John A. Slatky President and Chief Executive Officer

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